UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934

Date of Report: April 27, 2005

PLEXUS CORP.

(Exact name of registrant as specified in its charter)

Wisconsin	000-14824	39-1344447

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Jewelers Park Drive, Neenah, Wisconsin	54957-0156

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(920) 722-3451

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 12. Results of Operations and Financial Condition.

On April 27, 2005, Plexus Corp. announced its results for the second quarter of fiscal 2005, ended April 2, 2005. A copy of Plexus’ related press release is furnished to the Commission by attaching it as Exhibit 99.1 to this report.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2004	/s/ F. Gordon Bitter

F. Gordon Bitter
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
Number	Description of Exhibit

99.1	Press Release dated April 27, 2005. (Pursuant to General Instruction B.2 to Form 8-K, this press release is furnished and is not filed.)